UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 25, 2005

FLORIDA CHOICE BANKSHARES, INC.

(Exact name of registrant as specified in charter)

Florida	N/A	20-1990219

(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

18055 U.S. Highway 441, Mt. Dora, Florida	32757

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (352) 735-6161

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
SIGNATURE

Section 1 — Registrant's Business and Operations

Item 1.01 — Entry into a Material Definitive Agreement

      At the annual meeting of Florida Choice Bankshares, Inc. (the "Corporation") shareholders held on April 25, 2005, the shareholders approved an amendment to the Corporation's Employee Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 107,124 to 256,124 shares of common stock (subject to adjustment as set forth in the plan). Also at the annual meeting, the shareholders approved an amendment to the Corporation's Directors' Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 149,910 to 240,910 shares of common stock (subject to adjustment as set forth in the plan).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA CHOICE BANKSHARES, INC.

By:	/s/ Kenneth E. LaRoe

Kenneth E. LaRoe
Chairman and Chief Executive Officer

Date: April 25, 2005

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